TIFF Investment Program (“TIP”)

Supplement dated October 1, 2025 to the TIP Prospectus dated April 30, 2025,

as Supplemented April 30, 2025

This supplement provides new and additional information to the TIP prospectus referenced above (the “Prospectus”).

On September 26, 2025, the Board of Trustees of TIP (the “Board”) approved a money manager agreement between TIP, on behalf of TIFF Multi-Asset Fund (the “Fund”), and Eversept Partners, LP (“Eversept”), a new money manager for the Fund, effective October 1, 2025.

The following paragraph regarding Eversept is added under the heading “Money Managers and Their Strategies” on page 8 of the Prospectus, after the description of CenterBook Partners LP:

“Eversept Partners, LP invests in a concentrated portfolio of global equities, focusing on investments related to the healthcare and life sciences industries. The manger seeks strong long-term returns primarily through long investment positions, while also attempting to preserve capital through modulating cash balances and mitigating risk through diversification of portfolio investments across value, growth, and special situations investments and occasionally buying downside protection through put options.”

The following paragraph regarding Eversept is added under the heading “Money Manager Fee Arrangements and Portfolio Managers” on page 17 of the Prospectus, after the description of CenterBook Partners LP:

“Eversept Partners, LP (444 Madison Avenue, 22nd Floor, New York NY 10022) is compensated in part based on assets and in part based on performance. The asset-based fee, payable monthly, is 1% per year on portfolio assets. The performance-based fee the manager receives is 20% of the amount by which the value of its portfolio exceeds the value of a hurdle account, determined by reference to the MSCI World Healthcare Index, generally calculated over 12-month periods each ending December 31. Kamran Moghtaderi (Founder, Managing Principal and Chief Investment Officer) has primary responsibility for the day-to-day investment decisions relating to the portfolio. Mr. Moghtaderi founded Eversept in 2015.”

Please keep this supplement for future reference.